Exhibit 99.1

Home Bancorp, Inc.

Raymond James U.S. Bank Conference

September 3, 2014

Forward Looking Statements

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations hereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of non-interest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; or (7) legislation or changes in regulatory requirements adversely affecting the business in which Home Bancorp, Inc. is engaged. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made.

As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, a federally chartered savings bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank.

For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2013. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com.

Home Bancorp, Inc. 2

Our Company

Bank chartered in 1908 – 106 years strong

Headquartered in Lafayette, Louisiana

Federal Savings Bank Charter

IPO completed in October 2008

Ticker symbol: HBCP (Nasdaq Global)

Home Bancorp, Inc. 3

Total Assets $1.3 billion

Market Capitalization $154 million

Branches 27

Employees (FTE) 317

Significant Asset Growth Since IPO

1,400,000

1,300,000

1,200,000

1,100,000

1,000,000

900,000

800,000

700,000

600,000

500,000

400,000

2008

2009

2010

2011

2012

2013

2Q 2014

BK Bank

Britton&Koontz

Guaranty

Savings Bank

Statewide

Bank

138% asset increase CAGR = 17%

Total Assets ($000’s)

Home Bancorp, Inc. 4

Acquisitions

Britton & Koontz Bank – February 2014

– Baton Rouge, Natchez & Vicksburg, Mississippi

– Cash Deal @ 88% of book value

$301 MM Assets, $170MM Loans, $216MM Deposits

Guaranty Savings Bank – July 2011

– Greater New Orleans

– Cash Deal @ 95% of book value

$257 MM Assets, $184MM Loans, $193MM Deposits

Statewide Bank – March 2010

– Northshore of Lake Ponchartrain/New Orleans

– FDIC assisted

$199MM Assets, $157MM Loss Share Loans, $206MM Deposits

Home Bancorp, Inc. 5

Tangible Common Equity Ratio

28%

25%

23%

20%

18%

15%

13%

10%

8%

5%

3%

0%

2008

2009

2010

2011

2012

2013

2Q 2014

24.0%

25.3%

18.6%

13.7%

14.5%

14.3%

11.4%

8.6%

Home Bancorp Peer Median

Peer = BHCs $1-$3 billion in assets. Peer data as of 3/31/2014. Source: ffiec.gov

Home Bancorp, Inc. 6

Share Repurchase Activity

2,000,000

1,800,000 21% of IPO shares repurchased

1,600,000

1,400,000

1,200,000

1,000,000

800,000

600,000

400,000

200,000

0

2009

2010

2011

2012

2013

2014

Yearly Cumulative

# of Shares Repurchased

Home Bancorp, Inc. 7

Favorable Balance Sheet Mix Change

(% of assets)

Strong organic loan growth

2008 2009 2010 2011 2012 2013 2Q 2014

Cash & Equivalents 9% 5% 6% 4% 4% 4% 5%

Investments 22% 23% 18% 16% 17% 16% 15%

Total Loans net 63% 64% 63% 69% 70% 71% 72%

Other Assets 6% 8% 13% 11% 9% 9% 8%

Non Maturity Deposits 38% 41% 47% 46% 54% 56% 59%

CDs 29% 30% 32% 30% 26% 19% 19%

Borrowings & Other 9% 4% 2% 10% 5% 10% 10%

Equity 24% 25% 19% 14% 15% 14% 12%

Shrinking investment portfolio (as % of assets)

Deposit growth has offset capital deployment

Home Bancorp, Inc. 8

Our Locations

Arkansas

Texas

Louisiana

Mississippi

Source: snl.com

Home Bancorp, Inc. 9

Unemployment Rate by Market

June 2014

14%

12%

10%

8%

6%

4%

2%

0%

Houma

Lafayette

Lake Charles

Baton Rouge

New Orleans

Alexandria

Monroe

Shreveport

Adams

Warren

National Average

Sources: bls.gov, mdes.ms.gov

Home Bancorp, Inc. 10

Lafayette Market

% of Bank Totals

60%

50%

40%

30%

20%

10%

0%

51.4%

Deposits

26.9%

Loans

2013 Rank 1 2 3 4 5

Institution Iberiabank JP Morgan Home Bank Hancock Capital One

Deposits in Market ($000) 1,634,275 1,053,938 489,351 487,052 469,405

Parish Market Share % 29.08 18.75 8.71 8.67 8.35

Source: snl.com

Low unemployment (4.4%)

1st overall mid-size city (8th overall) for manufacturing jobs (New Geography 2013)

5th best mid-size city (17th overall) in Leading Locations for Economic & Job Growth (Area Development 2014)

5th best mid-size city (27th overall) Best Cities for Jobs, Forbes 2014

Home to most affordable university in Louisiana (U.S.

Department of Education 2013)

Home Bancorp, Inc. 11

Baton Rouge Market

% of Bank Totals

20%

18%

16%

14%

12%

10%

8%

6%

4%

2%

0%

5.4%

Deposits

18.7%

Loans

2013 Rank 1 2 3 4 5 12

Institution JP Morgan Capital One Regions Hancock Iberiabank Home Bank

Deposits in Market ($000) 6,770,803 2,660,497 1,444,723 1,365,528 555,857 73,660

Parish Market Share % 47.3 18.6 10.1 9.5 3.9 0.5

Source: snl.com

1st overall metro area for Economic Growth Potential (Business Facilities 2013)

1st overall most rapidly recovering housing market (National Association of Home Builders)

Top 5 emerging entrepreneurial cities (Entrepreneur Magazine 2013)

7th overall best city for information jobs (Forbes 2013)

Top 25 best places to retire (Forbes 2013)

Home Bancorp, Inc. 12

New Orleans/Northshore Market

% of Bank Totals

35%

30%

25%

20%

15%

10%

5%

0%

22.2%

Deposits

32.9%

Loans

2013 Rank 1 2 3 4 5 16

Institution Capital One Hancock JP Morgan Regions First NBC Home Bank

Deposits in Market ($000) 10,390,696 4,927,007 4,707,911 2,380,213 2,289,444 228,476

Fed Market Share % 32.4 15.4 14.7 7.4 7.1 0.7

Source: snl.com

1st overall in US for working age In-migration of Prime Workers (Forbes 2014)

1st Most Economical mid-size city for business (KPMG 2014)

1st overall for the decade for Major Economical Development Wins in the South (Southern Business & Development)

1st in US for Exports per capita (New Geography 2013)

2nd overall in US Post Recession Performance (Brookings Institute 2013)

Home Bancorp, Inc. 13

Western Mississippi Market

Strong, stable deposit base

25% non-interest-bearing deposits

Limited large bank competition

Tuscaloosa Shale opportunity

% of Bank Totals

25%

20%

15%

10%

5%

0%

19.5%

Deposits

7.8%

Loans

Natchez

2013 Rank 1 2 3 4

Institution Home Bank United Miss. Regions Concordia

Deposits in Market ($000) 171,768 170,737 147,509 127,968

County Market Share % 27.8 27.6 23.9 20.7

Vicksburg

2013 Rank 1 2 3 4 5 6

Institution BancorpSouth Trustmark RiverHills Regions Guaranty B&T Home Bank

Deposits in Market ($000) 240,245 215,151 133,296 124,974 20,639 14,353

County Market Share % 32.1 28.7 17.8 16.7 2.8 1.9

Source: snl.com

Home Bancorp, Inc. 14

Tuscaloosa Marine Shale

ARKANSAS

Minden

MISSISSIPPI

Shreveport

Haynesville shale

20

Jackson

LOUISIANA

Natchitoches

Tuscaloosa Marine Shale

TEXAS

Alexandria

55

25 miles

49

Baton Rouge

12

Slidell

10

10

Lafayette New Orleans

THE TIMES-PICAYUNE

Home Bancorp, Inc. 15

Market Diversification

June 30, 2014

Loans

Other 3%

Lafayette 27%

Baton Rouge 19%

North Shore 18%

New Orleans 15%

Mortgage 10%

Mississippi 8%

Deposits

Other 2%

Lafayette 51%

Mississippi 20%

North Shore 13%

New Orleans 9%

BR 5%

In 2008, virtually 100% of loans and deposits were located in Lafayette Market

Home Bancorp, Inc. 16

Strong Organic Loan Growth

(excludes acquisition accounting discounts)

$1,000,000

$900,000

$800,000

$700,000

$600,000

$500,000

$400,000

$300,000

$200,000

$100,000

$0

Loan Balance Outstanding (000s)

2008

2009

2010

2011

2012

2013

Q1 2014

Q2 2014

Total Originated Covered GSB B&K

Home Bancorp, Inc. 17

Loan Portfolio Composition

Consumer 4%

Multi-family 2%

CRE 25%

1-4 Family 41%

Const/Land 11%

C&I 10%

Home Equity 7%

12/31/08 balance: $336 million

Consumer 5%

Multi-family 2%

CRE 37%

1-4 Family 25%

Const/Land 14%

C&I 11%

Home Equity 6%

6/30/14 balance: $908 million

Home Bancorp, Inc. 18

Commercial Real Estate Portfolio

Wholesale 2%

School/Church 2%

Other 3%

Office Building 23%

Medical 14%

Shopping Center 9%

Service Company 9%

Restaurant 8%

Convenience Store 8%

Retail 7%

Energy 4%

Leasing 4%

Hotel 4%

Professional Service 3%

6/30/14 balance: $334 million

Non-Owner Occupied 40%

Owner Occupied 60%

Home Bancorp, Inc. 19

Construction and Land Portfolio

Multifamily 5%

Agricultural 1%

Residential 28%

Commercial Building 24%

Land – Commercial 19%

Medical 9%

Land – Personal 7%

Subdivision 7%

6/30/14 balance: $123 million

Home Bancorp, Inc. 20

C&I Portfolio

Wholesale 16%

Medical 16%

Energy 12%

Professional Services 11%

Rental 7%

Transportation 6%

Construction 5%

Retail 5%

Real Estate 5%

Agricultural 4%

Hospitality 3%

Manufacturing 3%

Other 8%

6/30/14 balance: $97 million

Home Bancorp, Inc. 21

1-4 Family First Mortgage Portfolio

Original Term

20 Year 4%

30 Year 64%

15 Year 20%

10 Year 12%

Mortgage Portion

Fixed 70%

Adjustable 30%

1st Mrtg. Home Equity 41%

Mortgage 59%

6/30/14 balance: $230 million

Next Reset

> 3 years 48%

< 3 years 52%

Home Bancorp, Inc. 22

Non Performing Assets / Assets

3.5%

3.0%

2.5%

2.0%

1.5%

1.0%

0.5%

0.0%

0.2%

2006

0.3%

2007

0.3%

2008

0.3%

2009

3.1%

0.2%

2010

1.0%

1.8%

0.4%

2011

1.2%

1.3%

0.5%

2012

1.4%

0.9%

0.7%

2013

1.2%

0.5%

0.4%

2Q 2014

Originated Covered Acquired – Non Covered Peer Median

Home Bancorp, Inc. 23

ALLL and Loan Discounts

Reported ALLL / Gross Loans = 0.85%

– Peer Median = 1.40%

Originated ALLL / Originated Loans

1.20%

1.10%

1.00%

0.90%

0.80%

0.70%

0.60%

0.50%

0.40%

2008

2009

2010

2011

2012

2013

2Q 2014

Home Bancorp, Inc. 24

Deposit Growth and Composition

Deposits ($000’s)

1,200,000

1,000,000

800,000

600,000

400,000

200,000

-

2008

2009

2010

2011

2012

2013

Q2 2014

% Non Interest Bearing

30%

28%

26%

24%

22%

20%

18%

16%

14%

Deposits % Non Interest

2Q 2014

Deposit Composition

Savings 8%

DDA 26%

CD 24%

MMDA 23%

NOW 19%

Non-interest bearing deposits fund 20% of Bank assets, higher than the peer median of 15%

Home Bancorp, Inc. 25

Strong Non-Maturity Deposit Growth

% of Assets

60%

50%

40%

30%

20%

10%

2008

2009

2010

2011

2012

2013

2Q 2014

Non Maturity Deposits CDs

Home Bancorp, Inc. 26

Quarterly Performance Metrics

2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014

Reported Net Income $1,243,591 $2,482,747 $1,705,649 $1,433,456 $2,752,625

Merger Adjusted Net Income (1)

$1,243,591 $2,482,747 $1,905,406 $2,790,488 $2,889,045

EPS - Diluted (1)

$0.18 $0.37 $0.28 $0.40 $0.42

ROA (1)

0.51% 1.04% 0.79% 1.00% 0.93%

ROE (1)

3.46% 7.14% 5.39% 7.90% 7.87%

Efficiency Ratio (1)

66.3% 65.4% 71.6% 69.1% 66.2%

NIM (TE) 4.59% 4.79% 4.60% 4.72% 4.64%

TCE Ratio 14.0% 14.4% 14.2% 11.3% 11.4%

Tangible Book Value/Share $19.06 $19.47 $19.72 $19.65 $20.20

Ending Share Price $18.50 $18.06 $18.85 $20.99 $22.02

NPAs/Assets 2.8% 2.9% 3.0% 2.3% 2.1%

Originated NPAs(2) /Originated Assets

0.7% 0.7% 0.8% 0.5% 0.5%

(1) Excludes merger-related costs (see Table 2 in appendix)

(2) Excludes acquired NPAs

Home Bancorp, Inc. 27

Net Interest Margin (TE)

5.00%

4.75%

4.50%

4.25%

4.00%

3.75%

3.50%

3.25%

3.00%

2008

2009

2010

2011

2012

2013

YTD 6/30/14

Home Bank Peer Median

Home Bancorp, Inc. 28

Net Interest Margin Drivers

Yield on Loans (TE)

8.00%

7.50%

7.00%

6.50%

6.00%

5.50%

5.00%

4.50%

4.00%

2008

2009

2010

2011

2012

2013

YTD 6/30/14

Strong loan/asset ratio (75th percentile)

Loan discount balance and accretion

C&D loans

Cost of Funding Earnings Assets

3.00%

2.50%

2.00%

1.50%

1.00%

0.50%

0.00%

2008

2009

2010

2011

2012

2013

YTD 6/30/14

Home Bancorp Peer Median

Maintained lower costs than peers even after capital was deployed

Increased balances of Non-interest deposits

Lower reliance on CDs

Home Bancorp, Inc. 29

Non-Interest Income

Non Interest Income / Average Assets

1.00%

0.90%

0.80%

0.70%

0.60%

0.50%

0.40%

2008

2009

2010

2011

2012

2013

YTD 6/30/14

Peer Median Home Bancorp

New retail leadership

Mortgage

Brokerage

2014 YTD Non-Interest Income

Discount of FDIC 4%

Other 3%

Service Fees 46%

Bank Card Fees 26%

Sales of Loans HFS 15%

BOLI 6%

Home Bancorp, Inc. 30

Non-Interest Expense (1)

(excluding merger-related costs)

Non Interest Expense / Average Assets

3.80%

3.60%

3.40%

3.20%

3.00%

2.80%

2.60%

2008

2009

2010

2011

2012

2013

YTD 6/30/2014

Peer Median Home Bancorp

(1) Excludes merger-related costs (see Table 2 in appendix)

Investments in commercial and retail bankers

Infrastructure to support continued growth

Focus on efficiency

2014 YTD Non-Interest Expense (1)

Prof. Service 3%

Marketing 2%

Comp & Benefits 60%

Other 12%

Occupancy 11%

Data Process 8%

OREO 4%

Home Bancorp, Inc. 31

Interest Rate Risk

Change in Interest Rates (1)

% Change in NII at 6/30/14 (2)

+100

-0.3%

+200

-0.9%

+300

-1.5%

1) Assumes instantaneous and parallel shift in interest rates.

2) The actual impact of changes in interest rates will depend on many factors including but not limited to: the Company’s ability to maintain desired mix of interest-earning assets and interest-bearing liabilities, actual timing of asset and liability repricing, and competitor reaction to deposit and loan pricing.

• Slightly liability sensitive

• Effective duration of investment portfolio = 2.8 years

Home Bancorp, Inc. 32

Total Return Since 2008

200

150

100

50

0

-50

-100

12/31/2008

12/31/2009

12/31/2010

12/31/2011

13/31/2012

12/31/2013

Total Return (%)

HBCP SNL U.S. Bank and Thrift S&P 500

Source: SNL. Data as of 8/26/2014

Home Bancorp, Inc. 33

Share Information

3Q 2013

4Q 2013

1Q 2014

2Q 2014

12 Months

EPS – GAAP

$0.37

$0.25

$0.21

$0.40

$1.22

EPS – Merger Adjusted (1)

$0.37

$0.28

$0.40

$0.42

$1.47

Ending Share Price

$18.06

$18.85

$20.99

$22.02

Dividend Yield

0.0%

0.0%

0.0%

0.0%

P/BV

91%

94%

103%

106%

P/TBV

93%

96%

107%

109%

Price / Earnings (12 months prior)

P/EPS – GAAP

17.98x

P/EPS – Merger Adjusted (1)

14.98x

(1) Excludes merger-related costs (see Table 1 in appendix)

Home HB Bancorp, Inc. 34

HBCP Ownership

Other 36%

Mutual Fund 7%

Insider/ESOP 21%

Institutional 36%

Fully Diluted Insider Ownership = 26%

Source: SNL (data as of 8/26/2014)

Home HB Bancorp, Inc. 35

Investment Perspective

• Consistently superior organic asset quality

• Deep customer relationships – 106 years

• Successful acquirer; experienced deal team

• Strong capital base

– Disciplined deployment

– Well positioned for further acquisitions

• Vibrant economies

• Trading at 109% of tangible book value

Home HB Bancorp, Inc. 36

Executive Leadership

John Bordelon, President and Chief Executive Officer

Has led Home Bank since 1993. Previously served in various management and other positions since joining the Bank in 1981. Former Chairman of the following organizations: Greater Lafayette Chamber of Commerce, University of Louisiana Alumni Association, Community Bankers of Louisiana, and Ragin Cajun Athletic Foundation

Darren Guidry, Chief Credit Officer

Joined Home Bank in 1993. Previously served as Chief Lending Officer.

Scott Ridley, Chief Banking Officer

Joined Home Bank in 2013. Previously served as Group Executive for Louisiana Business Banking for Capital One Bank.

Scott Sutton, Chief Operations Officer

Joined Home Bank in 2008. Previously served as Senior Vice President of Operations of Teche Federal Bank and as Senior Vice President of Iberiabank.

Joseph Zanco, Chief Financial Officer

Joined Home Bank in 2008. Previously served as Corporate Controller and Principal Accounting Officer for Iberiabank.

Home HB Bancorp, Inc. 37

Appendix

Non-GAAP Reconciliation

TABLE 1

(dollars in thousands) 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014

Reported non-interest expense $8,094 $7,890 $8,774 $11,257 $10,370

Less: Merger-related expenses - - (307) (1,955) (207)

Non-GAAP non-interest expense $8,094 $7,890 $8,467 $9,302 $10,163

Reported Net Income 1,244 2,483 1,706 1,433 2,753

Add: Merger-related expenses (after tax - - 200 1,357 136

Non-GAAP Net Income 1,244 2,483 1,906 2,790 2,889

Diluted EPS $0.18 $0.37 $0.25 $0.21 $0.40

Add: Merger-related expenses - - 0.03 0.19 0.02

Non-GAAP EPS $0.18 $0.37 $0.28 $0.40 $0.42

TABLE 2

(dollars in thousands)

2010 2011 2012 2013

Six months ended 6/30/14

Reported non-interest expense $24,373 $31,002 $32,763 $33,205 $21,627

Less: Merger-related expenses (1,000) (2,053) - (307) (2,162)

Non-GAAP noninterest expense $23,373 $28,949 $32,763 $32,898 $19,465

Home HB Bancorp, Inc. 38

Home HB Bancorp, Inc.